UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 5, 2008
Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)
North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180

(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center
Charlotte, North Carolina	28288-0013

(Address of Principal Executive Offices)	(Zip Code)
(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
     Information with respect to this Item 3.03 is set forth in Item 8.01 below and incorporated by reference into this Item 3.03.
Item 8.01. Other Events.
     On December 5, 2008, the Superior Court for the County of Mecklenburg in the State of North Carolina issued an order in the case captioned Irving Ehrenhaus v. John D. Baker, et al. On December 10, 2008, Wells Fargo & Company and Wachovia Corporation issued a joint news release regarding the Superior Court’s order (the “News Release”). The News Release is attached hereto as Exhibit (99) and is hereby incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

(99)	The News Release.
* * *

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION
Date: December 10, 2008	By:	/s/ Jane C. Sherburne
		Name:	Jane C. Sherburne
		Title:	Senior Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

(99)	The News Release.